UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2026

Mobile Global Esports Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41458	86-2684455
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

500 Post Road East, 2nd Floor

Westport, CT 06880

(Address of principal executive offices, including ZIP code)

(475) 666-8401

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	MGAM	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2026, Mobile Global Esports, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an investor, pursuant to which the Company issued a convertible promissory note in the aggregate principal amount of $130,000, of which $13,000 is original issue discount (the “Note”). The Purchase Agreement contains standard representations and warranties of the Company and the Investor customary for transactions of this type.

The Note bears interest at 6% per annum and has a maturity date of April 28, 2027. In addition, the Note is convertible into the Company’s common stock beginning six (6) months after issuance at a conversion price equal to 65% multiplied by the Market Price. Market Price means the lowest trading price of the common stock during the fifteen (15) trading day period ending on the latest complete trading day prior to the conversion date. The Note may be prepaid by the Company at 110% beginning on the date of issuance until twenty nine (29) days following the issuance date, 115% beginning on the thirtieth (30th) day following the issuance date and ending fifty nine (59) days following the issuance date, 125% beginning on the sixtieth (60th) day following the issuance date and ending on the eighty ninth (89th) day following the issuance date, 130% beginning on the ninetieth (90th) day following the issuance date and ending on the one hundred nineteenth (119th) day following the issuance date, 135% beginning on the one hundred twentieth (120th) day following the issuance date and ending on the one hundred forty ninth (149th) day following the issuance date and 140% beginning on the one hundred fiftieth (150th) day following the issuance date and ending one hundred eighty (180) days following the issuance date.

The Purchase Agreement and the Note are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of such documents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Form of Securities Purchase Agreement

10.2	Form of Convertible Note

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobile Global Esports Inc.

Date: May 4, 2026	By:	/s/ Brett Rosin
Brett Rosin
Chief Executive Officer

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